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                                                            Exhibit 10.1

 SBA                AUTHORIZATION AND LOAN AGREEMENT
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                                                            LOAN NUMBER

                                                       DELTA 155 873 40 06 LA

U.S. Small Business Administration
Los Angeles District Office
330 North Brand, Suite #120
Glendale, CA 91203-2304

Lender:

The Pacific Bank, N.A.
350 Primrose Road
Burlingame, CA 94010

       Your request dated AUGUST 5, 1997 for SBA to guarantee SEVENTY-FIVE percent (75%) of a loan in the amount of $200,000 to be made by Lender to PERCEPTRONICS, INC., 21010 ERWIN STREET, WOODLAND HILLS, CA 91367 is hereby approved pursuant to Section 7a of the Small Business Act as amended.

1.     THE FOLLOWING FORMS ARE HEREWITH ENCLOSED:

1.A    One original of SBA Form 147, Note, to be signed by the Borrower.

1.B Copies of the SBA Form 1050 Settlement Sheet are to be completed and executed by Lender and Borrower to reflect each disbursement. Prompt reporting of disbursements is necessary.

1.C SBA Form 159 Compensation Agreement shall be executed by Borrower, its representative and Lender, and returned to SBA if either Borrower or Lender has employed and compensated an agent or representative (including an attorney, accountant, packager or other consultant) in connection with the Borrower's loan application. If no such fees have been charged, please write "None" and return the Form to SBA Finance Division.

1.D The original copy of this Authorization shall be executed prior to first disbursement and retained in loan file by the Lender. Additional SBA Forms required, if any, are itemized below.

1.E    SBA Form 148 - Guaranty (one set(s)
1.F    SBA Form 155 - Standby Agreement (one set)
1.G    SBA Form 160 - Corporate Resolution to Borrow


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Borrower: Perceptronics, Inc.
Page 2

1.K SBA Form 722 - Equal Employment Opportunity Poster: Borrower will post in its place of business SBA Form 722, Equal Opportunity Poster, where it will be clearly visible to employees, applicants for employment, and members of the general public.

2.         THIS AUTHORIZATION IS SUBJECT TO:

2.A Provisions of the Guaranty Agreement between Lender and SBA, dated April 1, 1996, and any Supplemental Guaranty Agreement between Lender and SBA.

2.B.01 First disbursement of the loan being made not later than THREE (3) months, and no disbursement being made later than SIX (6) months, from the date of this Authorization, unless such time is extended pursuant to prior written consent by SBA.

2.C Receipt by Lender of satisfactory evidence that there has been no unremedied adverse change since the date of the Application, or since any of the preceding disbursements, in the financial or any other condition of Borrower, which would warrant withholding or not making any such disbursement or any further disbursement.

2.D The representations made by Borrower in its loan application, the requirements or conditions set forth in Lender's application form, including the supporting documents thereto, the conditions set forth herein and any future conditions imposed by Lender (with prior SBA approval).

2.E Notwithstanding any other provisions of this Authorization, the Lender may use its own form(s) in lieu of standard SBA forms, except for SBA Form 147, Note; and SBA Form 148, Guaranty; SBA Form 159, Compensation Agreement; and SBA Form 1050, Settlement Sheet. Lender may use computer-generated replications of these four mandated SBA Forms, as long as they are exact reproductions of these SBA Forms. Lender will be held responsible for any errors or omissions.

2.F Borrower and Guarantors, if any, acknowledge that in accordance with 13 CFR Part 101, they are not entitled to and hereby waive the right to claim or assert any immunities or defenses, including but not limited to any right of subrogation and/or contribution against SBA, which may be available under local law, to defeat, modify, or otherwise limit their obligation to repay any monies advanced by Lender to Borrower pursuant to the terms of this Loan Authorization.

3.     TERMS OF LOAN:

3.A    Repayment term, interest rate(s), and maturity.

       Repayment terms contained in the executed SBA Form 147 Note shall conform to the following paragraphs:

3.A.04 Installments, including principal and interest, each in the amount of FOUR THOUSAND THREE HUNDRED SEVENTY FOUR dollars ($4,374), commencing one month(s) from date of fifth day of the first month after first disbursement and continuing due and payable monthly thereafter until FIVE years from the date of fifth day of the first month after first disbursement when the full unpaid balance of principal and interest shall become due and payable. Each installment shall be applied to interest accrued as of date of receipt and the balance, if any, to principal.

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Borrower: Perceptronics, Inc.
Page 3

       THIS IS A VARIABLE INTEREST RATE NOTE. Interest on unpaid principal shall accrue at the initial rate of ELEVEN AND ONE QUARTER percent (11.25%) per annum. Commencing on the first calendar day of the calendar month following first disbursement, and monthly thereafter, the interest rate shall increase or decrease to TWO AND THREE QUARTERS percent (2.75%) above the Prime Rate in effect on the first business day of the month, as published in the Money Rates Section of THE WALL STREET JOURNAL.

       NOTE: The amount of the monthly payment shown above is based upon the prime interest rate as of the date of the receipt of the loan application by SBA of EIGHT AND ONE HALF percent (8.50%) plus a spread of TWO AND THREE QUARTERS percent (2.75%).

       The amount of the monthly installments of principal and interest required herein shall be increased or decreased, as appropriate, to an amount necessary to amortize principal remaining unpaid as of the date of the change in the interest rate over the remaining term of this Note.

       The Lender shall give the Borrower written notice of any change in the interest rate of this Note and of any change (either an increase or decrease) in the amount of the principal and interest installments required herein within thirty (30) days after the effective date of any such change.

       If the Borrower shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portion herein shall become fixed at the rate in effect as of the first date of uncured default. If the Borrower shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion shall be fixed at the rate in effect as of the date of purchase by SBA.

       LATE CHARGE: If a payment is more than 10 days late, Borrower will be charged 5.0% of the unpaid portion of the regularly scheduled payment. (Late fee may not exceed 5.0% and may not be charged to SBA if SBA purchases the loan pursuant to its guaranty.)

3.B    USE OF PROCEEDS OF LOAN AS FOLLOWS:

3.B.10         Approximately $200,000 for debt repayment to LORAL FAIRCHILD.

3.C    COLLATERAL

3.C.05 SECOND security interest to be taken by Financing Statement and Security Agreement in all of the following personal property, now owned or hereafter acquired, wherever located, and proceeds therefrom:

3.C.05.a            Machinery, Equipment and Furniture

3.C.05.b            EXCLUDING Titled Motor Vehicles

3.C.05.d            Inventory

3.C.05.e            Accounts


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Borrower: Perceptronics, Inc.
Page 4

3.C.05.f       General Intangibles

3.C.05.g       Chattel Paper

3.C.05.h       Documents

3.C.05.n Said security interest subject to lien(s) in favor of US SMALL BUSINESS ADMINISTRATION against ALL BUSINESS ASSETS in the amount of approximately $360,000.

3.C.10    Guaranty on SBA Form 148 executed by GERSHON WELTMAN

4. TO FURTHER INDUCE SBA TO GUARANTEE THIS LOAN, BORROWER AGREES TO THE FOLLOWING CONDITIONS DURING THE TERM OF THIS LOAN:

4.A    Execution of all documents required in Item 1 above.

4.A.01 If this is an "Eligible Passive Company" loan, all references to "Borrower" in Section 4 of this Authorization and Loan Agreement also apply to "Operating Company," where appropriate.

4.B    Reimbursable Expenses

       Borrower will, on demand, reimburse Lender for any and all expenses incurred, or which may be hereafter incurred, by Lender from time to time in connection with or by reason of Borrower's application for, and the making and administration of the loan.

4.C    Books, Records and Reports

       Borrower will at all times keep proper books of account in a manner satisfactory to Lender and/or SBA. Borrower hereby authorizes Lender or SBA to make or cause to be made, at Borrower's expense and in such manner and at such times as Lender or SBA may require, (a) inspections and audits of any books, records and paper in the custody or control of Borrower or others, relating to Borrower's financial or business conditions, including the making of copies thereof and extracts therefrom, and (b) inspections and appraisals of any of Borrower's assets. Borrower will furnish to Lender for the 12 month period ending DECEMBER 31, 1997 and QUARTERLY thereafter (no later than 3 months following the expiration of any such period) and at such other times and in such form as Lender may prescribe, Borrower's financial and operating statements. Borrower hereby authorizes all Federal, State and municipal authorities to furnish reports of examinations, records, and other information relating to the conditions and affairs of Borrower and any desired information from reports, returns, files, and records of such authorities upon request therefore by Lender or SBA.

4.C.03 The Borrower's financial and operating statements required in Paragraph 4.C herein shall include annual financial statements reviewed by an independent public accountant submitted within ninety (90) days of the close of Borrower's fiscal year.

4.C.04 If loan is not closed within four months from date of the Authorization, Borrower shall furnish Lender current, signed financial statements for the business, each principal and each guarantor.


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Borrower: Perceptronics, Inc.
Page 5

4.D Borrower shall not execute any contracts for management consulting services without prior approval of Lender.

4.E    Distributions and Compensation -

       A. If Borrower is a corporation, the written consent of the Lender is required to declare or pay any dividends or make any distribution upon its capital stock, or purchase or retire any capital stock.

          Lender's approval is also required if a corporate borrower intends to consolidate, or merge with another company, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus, or otherwise, to any company, directly or indirectly, controlling or affiliated with or controlled by corporate Borrower, or any other company, or to any officer, director or employee of Borrower, or of any such company.

       B. If Borrower is a limited liability company, partnership or individual, Lender's approval is required to make any distribution of assets of the business of Borrower, except for reasonable compensation for services, or give any preferential treatment, make any advance, directly or indirectly, by way of loan, gift, bonus or otherwise, to any partner or any of its employees, or to any company, directly or indirectly controlling or affiliated with or controlled by borrower, or any other company.

          Regardless of the Borrower's structure or business form, Borrower will not, without prior consent of Lender, (a) pledge, mortgage or otherwise encumber in any manner whatsoever any of Borrower's present or after acquired property or assets, (b) borrow money or obtain a loan from any person, corporation or any other source, (c) make any investments in other business or real property, (d) make or guarantee any advances or loans made to others, (e) incorporate, if presently a partnership, limited liability company, or sole proprietorship, and (f) sell a substantial part, or all of its assets.

4.F    OTHER PROVISIONS

4.F.03 SBA Form 147 Note shall be executed by PERCEPTRONICS, INC. (a corporation) by those corporate officers so authorized in a Resolution of Board of Directors. (SBA Form 160 may be used for this corporate resolution.)

4.F.05 Borrower to execute SBA Form 159, Compensation Agreement, prior to first disbursement.

4.F.08 Borrower will post in its place of business SBA Form 722 Equal Opportunity Poster where it will be clearly visible to employees, applicants for employment, and members of the general public.

4.F.09 Prior to first disbursement, the Lender must be in receipt of evidence of the kind described below from an independent authoritative source which is sufficient to indicate to the Lender that the property is not in a special flood hazard area (SFHA). "Property" is defined as the asset(s) financed as a part of the SBA financial assistance and/or other collateral deemed necessary by the SBA. If such evidence is not provided to the Lender, the borrower must obtain, and maintain, a standard Flood Insurance Policy or other appropriate special flood hazard insurance in amounts and coverages equal to the lesser of (1) the insurable value of the property or (2) the maximum amount of coverage available. Borrower can show that special flood hazard insurance has been


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Borrower: Perceptronics, Inc.
Page 6

           acquired by submitting a copy of the policy or providing evidence of premium payment for the appropriate coverage to a licensed insurance agent. Borrower will not be eligible for any future disaster assistance or SBA business loan assistance if special flood hazard insurance is not maintained as stipulated herein throughout the entire term of this loan.

           As evidence that the property is not located within a special flood hazard area subject to flooding, mudslides or erosions, the Lender may rely upon a determination of special flood hazard area status by the borrower's property & casualty insurance company, real estate appraiser, title insurance company, a local government agency or other authoritative source acceptable to SBA which would ordinarily have knowledge of the special flood hazard area status for the property.

           Any such flood insurance obtained shall name Lender as Mortgagee or Loss Payee and providing that the interests of the Mortgagee or Loss Payee shall not be impaired or invalidated by an act of neglect of the owner/insured. Insurance policy shall refer to the SBA loan number.

4.F.10 Borrower and/or owners of the collateral shall provide and maintain fire, lightning and extended coverage for the maximum insurable amount on all real and personal property taken as collateral, naming Lender as Mortgagee or Loss Payee and providing that the interests of the Mortgagee or Loss Payee shall not be impaired or invalidated by an act of neglect of the owner/insured. Insurance policy shall refer to the SBA loan number.

4.F.12 Prior to first disbursement, Borrower must furnish to Lender a copy of a lease indicating a term for at least the term of the loan for premises located at 21010 ERWIN STREET, WOODLAND HILLS, CA 91367. For Eligible Passive Company loans: 1) options for renewal are acceptable if exercisable exclusively by the operating small business concern; and 2) lease between the Eligible Passive Company and the Operating Company must be subordinated to Lender's mortgage, trust deed lien, or other security interest on the property.

4.F.14 Agreement by WEGMANN & COMPANY, Standby Creditor, to postpone all rights to collect the indebtedness owed by PERCEPTRONICS, Inc., Standby Debtor, in the amount of $50,000. (A copy of the Standby Debtor's Note or other written evidence of the indebtedness owed to Standby Creditor shall be attached to the Agreement). (SBA Form 155, Standby Agreement, may be used for this Agreement.)

4.F.14.a Standby Debtor may pay and the Standby Creditor may accept payment of interest at an interest rate not to exceed NINE percent (9%) per annum, until such time as Lender or SBA issues written notice that no future payments may be made by Standby Debtor or accepted by Standby Creditor.

4.F.24 Prior to first disbursement, Borrower shall furnish to Lender an Employer Identification Number issued by the Internal Revenue Service.

4.F.25 Prior to any disbursement on account of this loan, Borrower shall submit satisfactory evidence to Lender that Borrower is incorporated in the State of CALIFORNIA and that it has the right to transact business in said State and that it is in good standing with the Secretary of State.


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Borrower: Perceptronics, Inc.
Page 7

4.F.26 Prior to or at the time of the first disbursement, Borrower shall provide Lender with satisfactory evidence that it is duly licensed.

4.F.45 Lender to remit its check for the SBA guaranty fee in the amount of $4,500, to SBA within 90 days from the date of this Authorization and Loan Agreement. The check, identified by the SBA loan number, must be forwarded to the U. S. Small Business Administration, P.O. Box 748, Denver, Colorado 80259. Lender may charge this guaranty fee to the Borrower; only after Lender has paid the fee to SBA and the initial disbursement has been made on the loan. The fee may be part of the loan proceeds.

           Lender agrees to pay an ongoing guaranty fee equal to one-half of one percent per annum on the guaranteed portion of the outstanding balance. This fee shall be paid by the lender following the receipt of a payment from the borrower. The fee may not be charged to the borrower and shall be received by the SBA-designated fiscal and transfer agent by the third day of the month (or the next business day thereafter, if the third is not a business day), following receipt of a scheduled payment is a two business day grace period after the due date. Lender agrees to report the status of all of its SBA guaranteed loans on a monthly basis using SBA Form 1502 or an acceptable electronic format.

4.F.46 Prepayment penalty fees as a condition to this loan are prohibited; provided, however, that pursuant to the terms of SBA Form 147, Note, Borrower is required to provide Lender with written notice of intent to prepay part or all of this loan at least 3 weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds 20% of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least 3 weeks advance notice of intent to prepay, then Borrower shall be required to pay Lender 3 weeks interest on the unpaid principal as of the date preceding such prepayment.

4.F.47 Such other terms and conditions which Lender may set forth which are not inconsistent with the provisions of this Authorization.

4.F.48 Borrower certifies that at the time it submitted its Loan Application it was and shall continue to be current on all Federal and State withholding taxes, payroll taxes, sales taxes, and similar funds held in trust.

4.F.50 Borrower acknowledges and understands that the funding of this loan is conditioned upon the real property offered as collateral and/or the business premises ("the Property") being free from contamination by any Hazardous Substance and that if such contamination is present or reasonably appears to be present, the loan may be funded or canceled at any time in the sole discretion of Lender and/or SBA. If the loan is canceled in whole or in part, Borrower agrees to release Lender and/or SBA from all liability. As used in this Loan Authorization, the term "contamination" means the presence of any Hazardous Substance at a level in excess of that permitted or allowed by local, state or federal laws and regulations.

4.F.50.a For purpose of this Loan Authorization, the term "Hazardous Substance" means: (i) any substance, product, waste or other material of any nature whatsoever which is or becomes listed, regulated, or addressed pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., ("CERCLA"); the Hazardous


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Borrower: Perceptronics, Inc.
Page 8

              Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C.
              Section 6901 et seq., ("RCRA"); the Toxic Substances Control Act, 15 U.S.C. Sub-section 2601 et seq.; the Clean Water Act, 33 U.S.C. Sub-section 1251 et seq.; the California Hazardous Waste Control Act, Health and Safety Code Sub-section 25100 et seq.; the California Hazardous Substance Account Act, Health and Safety Code Sub-section 25330 et seq.; the California Safe Drinking Water and Toxic Enforcement Act, Health and Safety Code Sub-section 25249.5 et seq.; California Health and Safety Code Sub-section 25280 et seq., (Underground Storage of Hazardous Substances); the California Hazardous Waste Management Act, Health and Safety Code Sub-section 25170.1 et seq.; California Health and Safety Code Sub-section 25501 et seq., (Hazardous Materials Release Response Plans and Inventory); or the California Porter-Cologne Water Quality Control Act, Water Code Sub-section 13000 et seq., all as amended, or any other federal, state or local statute, law, ordinance, resolution, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance, or material, as now or at any time hereafter in effect; (ii) any substance, product, waste or other material of any nature whatsoever which may give rise to liability under any of the above statutes or under any statutory or common law theory based on negligence, trespass, intentional tort, nuisance or strict liability or under any reported decisions of a state or federal court; (iii) petroleum or crude oil other than petroleum and petroleum products which are contained within regularly operated motor vehicles; and
              (iv) asbestos.

4.F.51 Borrower represents, warrants and acknowledges that: (1) at the time it submitted its loan application it was and shall continue to be in compliance with all local, state, and federal laws and regulations pertaining to Hazardous Substances; (2) Borrower has no knowledge of any contamination from Hazardous Substances of any real or personal property pledged as collateral for this loan which is in violation of any such laws and regulations; (3) Borrower assumes full responsibility for all costs incurred in any clean-up involving Hazardous Substances and agrees to indemnify Lender and SBA against payment of any such costs (Borrower may be required by Lender and/or SBA to execute a separate indemnification agreement);
           (4) until full repayment of the loan, Borrower shall promptly notify Lender and SBA if it knows, suspects or believes there may be any Hazardous Substance in or around the real property securing this loan or if Borrower and/or such property are subject to any investigation by any Governmental agency pertaining to any Hazardous Substance.

4.F.52 Prior to first disbursement, Lender shall make a field visit to the site of all commercial real estate to be taken as collateral and shall obtain from Borrower (and owner if the loan is for the purchase of real estate) an executed Environmental Questionnaire and Disclosure Statement. Lender shall review the Statement and determine whether there is reason to believe that Hazardous Substances are present on the Property. If Lender makes such a determination, it shall advise SBA before any disbursement of loan proceeds. At the sole discretion of SBA and/or Lender, Borrower may be required, at Borrower's sole expense, to obtain a Phase I Environmental Risk Site Assessment and/or additional environmental reports or assessments satisfactory to SBA and/or Lender.

4.F.60 Borrower certifies that no principal who owns 50% of the voting interest of the company is delinquent more than 60 days under the terms of any (a) administrative order, (b) court order, or (c) repayment agreement that requires payment of child support.


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Borrower: Perceptronics, Inc.
Page 9

5.     PARTIES AFFECTED.

       This Agreement shall be binding upon Lender, Borrower and each of their successors and assigns. No provision stated herein shall be waived without the prior written consent of SBA.

       SMALL BUSINESS ADMINISTRATION

       Administrator, Aida Alvarez
       By: /s/ Richard Jones
          ---------------------------------------------
       Name:        RICHARD JONES
            -------------------------------------------

       Title:  CHIEF FINANCE DIVISION
             ------------------------------------------

       Date:        SEPTEMBER 18, 1997
            -------------------------------------------

Acceptance by Lender and Borrower and Guarantors, if any

In consideration of the SBA guaranty of the loan to be advanced by Lender to Borrower, the undersigned hereby acknowledge that they have received a copy and understand the terms and conditions of this Loan Authorization, and agree to perform in accordance therewith.

       LENDER

       Name: The Pacific Bank, N.A.

       By: /s/ Robert Holden
          ---------------------------------------------
           Robert Holden, Vice President

       Date:
            -------------------------------------------

       BORROWER

       Name: Perceptronics, Inc.

       By: /s/ Gershon Weltman
          ---------------------------------------------
           Gershon Weltman, CEO

       Date:  9-24-97
            -------------------------------------------

       GUARANTORS (INDIVIDUAL)

                                                   DMB Approval No. 3245-0201
                          U.S. Small Business Administration
                                                          SBA LOAN NUMBER
                                                         DELTA1558734006LA
                                         NOTE

                                                         SAN FRANCISCO. CA
                                                        --------------------
                                                          (City and State)

                                            (Date):       September 23, 1997
$ 200,000.00


For value received, the undersigned promises to pay to the order of THE PACIFIC BANK, N.A. at its office in the city of BURLINGAME, state of CALIFORNIA, or at holder's option, at such other place as may be designated from time to time by the holder TWO HUNDRED THOUSAND & 00/100 DOLLARS, with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of (Initial) 11.250 per cent per annum, payment to be made in installments as follows:

Installments, including principal and interest, each in the amount of Four Thousand Three Hundred Seventy Four Dollars ($4,374.00) commencing one month(s) from date of fifth day of the first month after first disbursement and continuing due and payable monthly thereafter until five years from the date of fifth day of the first month after first disbursement when the full unpaid balance of principal and interest shall become due and payable. Each installment shall be applied to interest accrued as of date of receipt and the balance, if any, to principal.

THIS A VARIABLE INTEREST RATE NOTE. Interest on unpaid principal shall accrue at the initial rate of eleven and one quarter percent (11.25%) per annum. Commencing on the first calendar day of the calendar month following first disbursement, and monthly thereafter, the interest rate shall increase or decrease to two and three quarters percent (2.75%) above the Prime Rate in effect on the first business day of the month, as published in the Money Rates Section of The Wall Street Journal.
NOTE: The amount of the monthly payment shown above is based upon the prime interest rate as of the date of the receipt of the loan application by SBA of Eight and One-Half percent (8.50%) plus a spread of two and three quarters percent (2.75%).
The amount of monthly installments of principal and interest required herein shall be increased or decreased, as appropriate, to an amount necessary to amortize principal remaining unpaid as of the date of the change in the interest rate over the remaining term of this Note.
The Lender shall give the Borrower written notice of any change in the interest rate of this Note and of any change (either an increase or decrease) in the amount of the principal and interest installments required herein within thirty (30) days after the effective date of any such change.
If the Borrower shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portion herein shall become fixed at the rate in effect as of the first date of uncured default. If the Borrower shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion shall be fixed at the rate in effect as of the date of purchase by SBA.

LATE CHARGE: If a payment is more than 10 days late, Borrower will be charged 5.0% of the unpaid portion of the regularly scheduled payment. (Late fee may not exceed 5.0% and may not be charged to SBA if SBA purchases the loan pursuant to it guaranty.)

If this Note contains a fluctuating interest rate, the notice provision is not a precondition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty.

Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty
(20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this Note or any other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due, or hereafter to become due, and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any state insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the

09-23-1997                      PROMISSORY NOTE                       Page 2
                                  (Continued)
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Indebtedness immediately due and payable upon the happening of any of the following events: (1) Failure to pay any part of the Indebtedness when due;
(2) nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the Indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned;
(4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder; (5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement, or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision, preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of the Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation, or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

This promissory note is given to secure a loan which SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulation of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable federal law.

BORROWER:

PERCEPTRONICS, INC.

By: /s/ Gershon Weltman
   --------------------------------------------------
     DR. GERSHON WELTMAN, CHIEF EXECUTIVE OFFICER

Note.-- Corporate applicants must execute Note, in corporate name, by duly authorized officer, and seal must be affixed and duly attested; together with signature of a general partner.